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                                                                  Exhibit 10.113
                                                                   Tiffany & Co.
                                                             Report on Form 10-K
                                                                Fiscal Year 1996

                               TIFFANY AND COMPANY

                                  PENSION PLAN

                                                         As last amended 2/20/97
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                               TIFFANY AND COMPANY

                                  PENSION PLAN

                    ========================================

                             SECTION 1 - DEFINITIONS

                    ========================================

      The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

(1)   "Plan"                  Tiffany and Company Pension Plan, as described
                              herein or as from time to time hereafter amended or restated.

(2)   "Company"               Tiffany and Company or Tiffco Jewelry and Chain
                              Crafts, Inc., provided, however, that, in the case of a person who is an Employee of Tiffany and Company on his Employment Commencement Date, the term "Company" as used herein with respect to such person shall refer to Tiffany and Company, and, in the case of a person who is an Employee of Tiffco
                              Jewelry and Chain Crafts, Inc. on his Employment
                              Commencement Date, the term "Company" as used herein with respect to such person shall refer to Tiffco Jewelry and Chain Crafts, Inc.

(3)   "Board of
      Directors"              Board of Directors of Tiffany and Company.

(4)   "Pre-ERISA
      Plan" Tiffany and Company Pension Plan and Trust as in effect through January 31, 1976, incorporating an informal pension plan maintained by the Company prior to February 1, 1968.

(5)   "Affiliate"             Any member of the controlled group of companies of
                              which the Company is a member within the meaning of Section 414(b), (c) and (m) of the Code.

(6)   "Committee"             The Pension Committee as described in Section 7.
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(7)   "Plan Year"             Each twelve (12) month period commencing February
                              1 and ending on or before January 31, 1981, the eleven (11) month period ending December 31, 1981 and each calendar year thereafter.

(8)   "Employee"              Any person employed by the Company who receives
                              regular stated compensation from the Company, but excluding employees (a) whose principal place of work is outside the United States and (b) who are paid their Compensation from a foreign bank or bank branch or who are eligible to receive retirement, severance or similar benefits under foreign law or as a result of foreign custom.
                              Notwithstanding any other provision of the Plan, in the case of an Employee who shall transfer from a foreign location to a U.S. location or vice versa, the Committee may, by regulation or otherwise and to the extent it considers advisable, treat service and/or compensation during the period of such transfer, including compensation from and service with an Affiliate, as service and/or compensation with the Company for the purposes of vesting and/or for determining the amount of pension or other benefits which may be payable under the Plan.

                              Based on his stated work schedule an Employee shall be classified as a Regular Employee or a Part-time Employee. A change in status between Part-time Employee and Regular Employee shall be deemed effective for purposes of Subsections (3) and (4) of Section 4 as of the first of the month coincident with or next following the date of such change or, in the case of an Employee who terminates employment and is reemployed in a different status prior to incurring a Break in Service, as of the intervening first day of a Plan Year or, if none, as of the first of the month coincident with or next following the date of termination.

                              If a change in status between Part-time Employee and Regular Employee is deemed effective on other than the first day of


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                              a Plan Year and clause (ii) (A) of Subsection 4(3)
                              is applicable to the Employee, he shall not incur a Break in Service with respect to the Plan Year in which the change is deemed effective, and shall for purposes of determining Compensation, Average Final Compensation and Creditable Service be considered to have been a Regular Employee for the entirety of such Plan Year; if such a change in status is deemed effective on other than the first day of a Plan Year and clause (ii) (B) of Subsection 4(3) or Subsection 4(4) is applicable to the Employee, he shall for purposes of determining Compensation, Average Final Compensation and Creditable Service be considered to have been a Part-time Employee for the entirety of the Plan Year in which the change is deemed effective.

(9)   "Participant"           Any person included as a Participant as provided
                              in Section 2, except an Employee covered by a collective bargaining agreement which expressly excludes members of the collective bargaining unit from the Plan.

(10)  "Compensation"          (i) In the case of an Employee who is not paid on
                              a piecework basis, the actual base salary paid to him for services rendered to the Company
                              (exclusive of amounts attributable to the exercise of employee stock options), including straight time for all hours worked, commissions, bonuses, premiums and incentives; and (ii) in the case of an Employee who is paid on a piecework basis, the actual remuneration paid to him; and (iii) in the case of any Employee shown in the attached
                              Appendix I, the reference to Company for purposes of this Subsection 1(10) only shall also refer to Affiliates of the Company prior to October 15, 1984.

(11)"Average Final
      Compensation"           With respect to an Employee his average annual
                              Compensation during those five years of his last ten years of Creditable Service in which his compensation was


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                              highest. In the case of a Part-time Employee,
                              "Average Final Compensation" shall mean the average, over those five of his last ten Plan Years in which he accrued Creditable Service and such sum was highest, of the sum of (i) the Compensation he would have earned in a Plan Year if he had worked full-time at his job for the average rate of pay actually paid to him during such Plan Year, and (ii) the total of any items of remuneration actually paid to him during such Plan Year which would constitute "Compensation" in the case of a Regular Employee only.

                              If an Employee was considered a Part-time Employee during all or any part of his last ten Plan Years in which he accrued Creditable Service, and was also considered a Regular Employee during any part of his last ten years of Creditable Service, his "Average Final Compensation" shall be computed by averaging his high five years as determined by applying the appropriate rule of the preceding paragraph to the appropriate periods; provided, however, that no item of remuneration may enter into the determination of Average Final Compensation more than once. If an Employee has less than five years of Creditable Service or less than five Plan Years in which he accrued Creditable Service, as the case may be, has "Average Final Compensation" shall be computed over all such years.

                              Except in respect of subdivision (b) of Subsection 5(1), "Average Final Compensation" shall reflect those five years of his last ten years of creditable service prior to July 31, 1985 or December 31, 1984, as required by Section 5, in which his compensation was highest. Compensation earned subsequent to July 31, 1985 or December 31, 1984, as required by Section 5, shall not be reflected in this calculation.


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[Subsection 1(11), above, is effective for Plan Years beginning before January
1, 1995. For Subsection 1(11) effective for Plan Years beginning after December 31, 1994, see below.]

(11)"Average Final
      Compensation"           With respect to an Employee his average annual
                              Compensation during those five years of his last ten years of Creditable Service in which his compensation was highest. If an Employee has less than five years of Creditable Service or less than five Plan Years in which he accrued Creditable
                              Service, as the case may be, his "Average Final
                              Compensation" shall be computed over all such years.

                              Except in respect of subdivision (b) of Subsection 5(1), "Average Final Compensation" shall reflect those five years of his last ten years of creditable service prior to July 31, 1985 or December 31, 1984, as required by Section 5, in which his compensation was highest. Compensation earned subsequent to July 31, 1985 or December 31, 1984, as required by Section 5, shall not be reflected in this calculation.

[The following rule of construction was adopted by the Committee on February 16, 1994.]

      With respect to the change in the definition of Average Final Compensation under Subsection 1(11) of the Plan effective for Plan Years beginning after December 31, 1994, such change shall not apply to any Compensation earned prior to the effective date of such change. Accordingly, if Compensation for any Plan Year beginning prior to January 1, 1995 is taken into account in calculating Average Final Compensation or for any other purpose under the Plan, Compensation for such Plan Year shall be determined in accordance with the previous definition of Average Final Compensation. In addition, the Accrued Benefit determined in accordance with the new definition of Average Final Compensation shall not be less than the Accrued Benefit determined as of December 31, 1994 under the previous definition.

(12)  "Creditable
      Service" The period including fractions of a year rounded up to the next whole month of an Employee's service which is counted as a period of service for vesting purposes


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                              under Section 4; provided, however, that in the
                              case of an Employee who accrued Creditable Service hereunder both as a Part-time Employee and also as a Regular Employee, any Plan Year during which he completes at least 1,000 hours of service but less than the standard number of hours of service in the regularly scheduled work weeks for the location at which he is employed shall be counted as the corresponding fraction of a year of Creditable Service; and provided, further, that in the event of a change in status to which clause
                              (ii)(B) of Subsection 4(3) applies, there shall be taken into account for purposes of the preceding clause, with respect to the Plan Year in which the change in status is effective, forty-five hours of service for each week or partial week of service performed subsequent to the change in status and before the end of such Plan Year.

                              If an Employee becomes re-employed after February 1, 1976, and again becomes a Participant pursuant to Section 2, subject to Subsection 4(5), his service shall be credited as of his Reemployment Commencement Date.

                              For an Employee shown in the attached Appendix I, any period during which the Employee was an employee of an Affiliate of the Company prior to October 15, 1984.

(13)  "Actuarial
      Equivalent"             A benefit of equivalent value, when computed on
                              the basis of the factors shown in Appendix II.

(14)  "Social
      Security
      Benefit" The amount of the Participant's anticipated unreduced primary insurance benefit under Title II of the Federal Social Security Act. The benefit shall be computed on the basis of such Act in effect at the earlier of July 31, 1985, or the time he last ceases to be a Participant, and shall consist of that annual amount to which he would upon


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                              proper application be entitled at the date of
                              retirement or termination, or at age 65 if later, on the basis of his Compensation as determined under the Plan irrespective of earnings he may be receiving in excess of any limit on earnings for full entitlement to such benefit.

                              When used in connection with the computation of any retirement allowance other than a retirement allowance payable to a Participant who terminates employment at or after age 65, it shall mean the said Social Security Benefit computed on the assumption that the Participant will continue to receive Compensation until age 65 for purposes of Social Security in the same amount as in effect on the date of his retirement or termination. With respect to periods for which the Participant's actual compensation for Social Security purposes is not available, the Social Security Benefit shall be calculated on the assumption that the Participant had compensation for Social Security purposes after 1951, or age 22 if later and prior to his last date of hire or rehire which increased 6 percent each year to his Compensation on such date of hire or rehire.

                              Each Participant shall have the right to have his Social Security Benefit computed on the basis of the Participant's actual salary history as of the earlier of July 31, 1985, or the time he last ceases to be a Participant, instead of estimated compensation. Each Employee shall be provided with written notice of the Employee's right to supply actual salary history and of the financial consequences of failing to supply such history. The notice must be given each time the summary plan description is provided to the Employee and must also be given upon separation from service. The notice must state that the Employee can obtain the actual salary history from the Social Security Administration. If the Participant supplies documentation of his


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                              or her actual salary history, the Participant's
                              benefit will be adjusted to the offset based on actual salary history for years previously estimated before separation from service (assuming no post-separation or post-retirement compensation). Such documentation must be supplied within a reasonable period following the later of the date of separation from service (by retirement or otherwise) or the time when the Participant is notified of the benefit to which he is entitled.

(15)  "Hour of
      Service" (1) Any hour for which a Regular Employee or a Part-time Employee is directly or indirectly paid or entitled to payment by the Company for the performance of duties, which such hours shall be credited, in the case of a Part- time Employee, for the computation period or periods in which the duties are performed;

                              (2) Any hour for which a Part-time Employee is directly or indirectly paid or entitled to payment by the Company for reasons (such as vacation, sickness or disability) other than for the performance of duties, which such hours shall be credited to the Part-time Employee in accordance with Department of Labor Regulations section 2530.200b-2; and

                              (3) Any hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company in the case of a Part-time Employee, which such hours shall be credited to the Part-time Employee for the computation period or periods to which the award or agreement pertains. Any Employee who is paid on a piecework basis shall be credited with ten Hours of Service for each day on which he would be entitled to credit for one Hour of Service under the foregoing definition.


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(16)  "Employment
      Commencement
      Date" In the case of a Regular Employee, the date on which he first performs an Hour of Service. In the case of a Part-time Employee, "Employment Commencement Date" shall mean the first day for which he is entitled to be credited with an Hour of Service under subdivision (1) of Subsection 1(15) above.

(17)  "Discontinuance
      of Active
      Employment Date"        In the case of a Regular Employee, the earlier of
                              (i) his retirement or other termination of employment with the Company, or (ii) the first anniversary of the first day of any continuing period of absence from service with the Company, with or without pay, which is neither (A) a leave of absence described in Subsection (1), (2) or (3) of Section 3, nor (B) the result of his retirement or termination.

(18)  "Break in
      Service" (1) In the case of a Part-time Employee, a Plan Year in which he fails to complete an Hour of Service, other than a Plan Year during any part of which he is on a leave of absence described in
                              Section 3. In the case of a Regular Employee, a Break in Service shall occur when he fails to perform an Hour of Service within a one-year period beginning on any Discontinuance of Active Employment Date.

                              (2) In addition, and notwithstanding the rules described under subdivision (1) of Subsection 1(18) above, any individual who is absent from the service of the Company on account of pregnancy, birth of a child of such individual, or for purposes of caring for such a child during the period immediately following childbirth or placement for adoption shall be credited, for purposes of this Section, with the Hours of Service for which he would normally have received credit had he not been absent from the service of the Company for one of the reasons described above, up to a maximum


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                              of five hundred and one (501) Hours of Service,
                              which hours shall be credited in accordance with
                              Section 202(b)(5) of ERISA, as amended by the Retirement Equity Act of 1984, and related regulations.

(19)  "Reemployment
      Commencement
      Date" In the case of a Regular Employee, the date on which he first performs an Hour of Service following a Break in Service. In the case of a Part-time Employee, "Reemployment Commencement Date" shall mean the first day for which he is entitled to be credited with an Hour of Service under subdivision (1) of Subsection 1(15) following (i) a Break in Service which follows either (A) a Plan Year or other eligibility computation period described in Section 2 in which he is credited with at least an Hour of Service, or (B) a Plan Year during any part of which he is on a leave of absence described in Section 3, or
                              (ii) a Plan Year in which he is credited with no Hours of Service which follows a Reemployment Commencement Date established under clause (i).

(20) The masculine pronoun wherever used shall include the feminine.

(21)  "Code"                  Internal Revenue Code of 1954, as amended.

[Subsection 1(21), above, is effective for Plan Years beginning before January 1, 1989. For Subsection 1(21) effective for Plan Years beginning after December 31, 1988, see below.]

(21)  "Code"                  Internal Revenue Code of 1986, as amended.

(22)  "Taxable Wage
      Base" The maximum amount of Compensation with respect to any year which may be considered wages for such year under the Federal Social Security Act then in effect.

[Subsection 1(22), above, is effective for Plan Years beginning before January 1, 1989. For Subsection 1(22) effective for Plan Years beginning after December 31, 1988, see below.]


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(22)  "Taxable Wage
      Base" The contribution and benefit base under section 230 of the Federal Social Security Act as in effect in the year in question.

[The following Subsection 1(23) is effective for Plan Years beginning after December 31, 1988.]

(23)  "Covered
      Compensation"           The average (without indexing) of the Taxable Wage
                              Bases in effect for each calendar year during the 35-year period ending with the year in which the Participant attains (or will attain) social security retirement age, calculated as provided in Proposed Regulationss.1.401(1)-1(b)(9) under the
                              Code.

(24)  "Accrued Benefit"       The amount on a given date of the benefits
                              provided under Subsection 5(1) of the Plan using
                              Average Final Compensation, Covered Compensation and Creditable Service determined as of such date.
                              The Accrued Benefit may be expressed in a form which is the actuarial equivalent.


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                            SECTION 2 - PARTICIPATION

                    ========================================

(1) Any person who is a Participant as of December 31, 1981 shall remain a Participant in the Plan on January 1, 1982. After December 31, 1981, a Regular Employee shall become a Participant on the first anniversary of his Employment Commencement Date, provided that he is an Employee on such first anniversary. A Part-time Employee shall become a Participant after December 31, 1981 on January 1 or July 1 coincident with or next following the first anniversary of his Employment Commencement Date, provided (i) that he is an Employee on such January 1 or July 1, and (ii) that he completes 1,000 Hours of Service during the one-year period commencing on his Employment Commencement Date. If a person would have become a Participant but for the fact that he was not an Employee on the applicable entry date, he shall nevertheless become a Participant immediately upon his again becoming an Employee, provided he again becomes an Employee prior to incurring a Break in Service.

(2) If a Part-time Employee does not complete 1,000 Hours of Service during the one-year period commencing on his Employment Commencement Date, he shall become a Participant immediately following the close of the first Plan Year commencing after his Employment Commencement Date in which he does complete 1,000 Hours of Service, other than a Plan Year in which he has a Reemployment Commencement Date, in which case he shall become a Participant immediately following the close of (i) the one-year period commencing on such Reemployment Commencement Date or (ii) the first Plan Year commencing after such Reemployment Commencement Date, in which he completes 1,000 Hours of Service.

(3) A Regular Employee who has become a Participant shall cease to be a Participant on his Discontinuance of Active Employment Date, and a Part-time Employee who has become a Participant shall cease to be a Participant on the date he ceases to be an Employee or, if earlier, on the date on which he incurs a Break in Service. Such a former Participant, unless he ceased to be a Participant as a result of incurring a Break in Service, shall immediately again become a Participant if, prior to incurring a Break in Service, he either (i) performs an Hour of Service as a Regular Employee, or (ii) is entitled to be credited with an Hour of Service under subdivision (1) of Subsection 1(15) as a Part-time Employee.

(4) If an Employee who is vested ceases to be a Participant and has a subsequent Reemployment Commencement Date on which he is a Regular Employee, he shall again become a Participant as of his Reemployment Commencement Date if (i) he is an Employee on the first anniversary of such date or, (ii) he is not an Employee on such first anniversary but again becomes an Employee prior to incurring a Break in Service which is subsequent to his


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Reemployment Commencement Date. If an Employee who is vested ceases to be a
Participant and has a subsequent Reemployment Commencement Date on which he is a Part-time Employee, he shall again become a Participant as of his Reemployment Commencement Date if he completes 1,000 Hours of Service during the one-year period commencing on his Reemployment Commencement Date or, if he does not, as of the first day of the first Plan Year commencing after his Reemployment Commencement Date in which he completes 1,000 Hours of Service, other than a Plan Year in which he has another Reemployment Commencement Date.

(5) If any Employee who is not vested ceases to be a Participant and has a subsequent Reemployment Commencement Date, he shall again become a Participant in accordance with the appropriate rule of Subsection (4) for vested Employees, provided that the number of consecutive one-year Breaks in Service did not equal or exceed the greater of 5 or the aggregate number of years of service before such Break in Service. If his prior service does not satisfy the applicable condition of the preceding sentence, his Reemployment Commencement Date will be deemed his Employment Commencement Date for purposes of this Section, and rules of Subsections (1) and (2) hereof will apply.

(6) For purposes of this Section 2, in determining whether an Employee shall become a Participant, service with any Affiliate of the Company shall be taken into account, in accordance with the foregoing rules, as if such service had been rendered to the Company and such service shall include service as a leased employee within the meaning of Code Section 414(n) of the Company or an Affiliate.

(7) For purposes of this Section 2, William R. Chaney will not be considered a Participant at any time under the provisions of this Plan.


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                          SECTION 3 - LEAVES OF ABSENCE

                    ========================================

(1) The Company may authorize an unpaid or paid leave of absence under its standard personnel practices as applied in a uniform and non-discriminatory manner to all Employees similarly situated, provided that the Employee must return to service with the Company within the period of time specified in the authorization. [The following provision is effective only for Plan Years beginning before January 1, 1990] Except in the case of a leave for military service, a leave of absence shall not be less than one month nor shall it exceed four consecutive months.

(2) Any Employee who shall be granted a leave of absence for service in the armed forces of the United States or in emergency government service, or pursuant to a leave granted by the Company, shall be deemed to be an Employee during such leave and his Compensation in the last full calendar year of his employment immediately preceding the beginning of such leave shall be deemed to be his annual Compensation for the purposes of the Plan during such leave, provided that such Employee returns to the employ of the Company within the period provided by law for the protection of his reemployment rights following his discharge or release from active duty in such armed forces.

(3) The Committee may, under rules uniformly applicable to all Employees similarly situated, include as service and compensation, respectively, for any Participant retiring hereunder, any period or periods of service and the compensation earned during such period or periods, not otherwise creditable or recognized hereunder, rendered or earned in the employment of any Affiliate; provided that the retirement allowance payable on account of such additional period of service shall be reduced by any employer-provided retirement benefit which is payable on account of the same period of service under any retirement plan of such Affiliate.

(4) Anything herein contained to the contrary notwithstanding, the Committee may, under rules uniformly applicable to all Employees similarly situated, include as service such other periods of excused absence from employment as it deems appropriate and consistent with Plan objectives.

[The following rule was adopted by the Committee on March 11, 1991 and is effective as of April 1, 1990.]

      Except as otherwise specifically provided in this Section 3, where the Company authorizes a paid leave of absence which does not require the Employee to return to service with the Company, such Employee shall be deemed to be an Employee during such leave for all purposes under the Plan.


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                               SECTION 4 - VESTING

                    ========================================

(1) A person shall be vested if the period of his service equals or exceeds ten years computed in accordance with the rules set forth in this section or when he attains normal retirement age as specified in subdivision (a) of Subsection 5(2) hereof.

[Subsection 4(1), above, is effective for Plan Years beginning before January 1, 1989. For Plan Years beginning after December 31, 1988, the following Subsection 4(1) is effective.]

(1) A person shall be vested if the period of his service equals or exceeds five years computed in accordance with the rules set forth in this section or when he attains normal retirement age as specified in subdivision (a) of Subsection 5(2) hereof. [For Plan Years beginning after December 31, 1996, the following sentence is effective.] A person shall also be vested if he was (i) an employee of Howard H. Sweet & Son, Inc. (formerly Tiffco Jewelry and Chain Crafts, Inc.) on January 27, 1997, and (ii) a Participant in the Plan as of such date.

(2) There shall be counted as periods of service for vesting purposes the sum of the following periods:

      (a) any period prior to February 1, 1976 during which a person was an Employee, unless such period would have been disregarded in computing service under the rules of the Plan regarding Breaks in Service then applicable, but including any period which was disregarded solely because of the Participant's age;

      (b) with respect to a Part-time Employee, each Plan Year beginning on or after February 1, 1976 during which such Employee completes 1,000 Hours of Service;

      (c) with respect to a Regular Employee, each period of his employment with the Employer, beginning on both (i) the later of February 1, 1976 or his Employment Commencement Date and (ii) any Reemployment Commencement Date after February 1, 1976, and ending on his Discontinuance of Active Employment Date next following;

      (d) with respect to a Regular Employee, the period between any Discontinuance of Active Employment Date and the date on which he next performs an Hour of Service if such date is within one year of such Discontinuance of Active Employment Date; provided, however, that if a Regular Employee's employment is terminated during any absence from service which would not otherwise result in a Discontinuance of Active Employment Date until the first anniversary of the first day thereof, vesting service shall include the period from his discontinuance of Active Employment Date to the date on which he next performs such an Hour of Service only if he next performs such an Hour of Service within one year of the first day of such absence.

      (e) with respect to an Employee shown in the attached Appendix I, the period during which the Employee was an employee of an Affiliate of the Company prior to October 15, 1984.

      Notwithstanding the foregoing, in no event shall the number of years of service credited to an Employee under the Plan as in effect on January 1, 1982 be less than the number of such years credited to him under the Plan as in effect on December 31, 1981.

(3) For purposes of Subsection (2) above, if a person's status is changed from Part-time Employee to Regular Employee, he shall receive credit, as of the date such change in status is effective, for a period of service consisting of (i) service credited to him under Subsection (2)(a) and (b) for Plan Years prior to the Plan Year in which the change in status is effective, and (ii) the greater of (A) the period beginning on the first day of the Plan Year in which the change in status is effective (or, if later, the first day he was an Employee during such Plan Year) and ending on the date such change in status is effective, or (B) the service which would be taken into account for such period under Subsection (2)(b) on the basis of Hours of Service completed to the date of change. If clause (ii)(A) of the preceding sentence applies, the Employee shall receive credit for service subsequent to the change in status commencing on the first day thereafter on which he is an Employee; if clause (ii)(B) of such sentence applies, he shall only receive credit for service subsequent to the change in status commencing on the day after the last day of the Plan Year in which the change in status is effective.

(4) For purposes of Subsection (2) above, if a person's status is changed from Regular Employee to Part-time Employee, he shall receive credit, as of the date such change in status is effective, for (i) a number of years of service equal to the number of 1-year periods of service credited to him under Subsections
(2)(a), (c) and (d) as of the date the change in status is effective, and (ii) forty-five Hours of Service for each week or partial week of any fractional part of a year credited to him under such Subsections (2)(a), (c) and (d) as of the date the change in status is effective, such hours to be credited to him for purposes of Subsection 2(b) in the Plan Year in which the change is effective.

(5) Notwithstanding anything to the contrary above, if a former Participant again becomes a Participant after incurring a Break in Service, service credited for vesting purposes prior to the date his participation ceased shall be disregarded if (A) his service for vesting purposes on such date is less than ten years and (B) if the number of his consecutive one-year Breaks in Service equals or exceeds the greater of 5 or the aggregate number of years of service before such Breaks in Service. However, for purposes of this Subsection
(5), there shall be no forfeiture of vesting service prior to the date participation ceased if he remains a Participant at all times during those four consecutive Plan Years next following the Plan year in which he again becomes a Participant.

[Subsection 4(5), above, is effective for Plan Years beginning before January 1, 1989. For Subsection 4(5) effective for Plan Years beginning after December 31, 1988, see below.]

(5) Notwithstanding anything to the contrary above, if a former Participant again becomes a Participant after incurring a Break in Service, service credited for vesting purposes prior to the date his participation ceased shall be disregarded if (A) his service for vesting purposes on such date is less than five years and (B) if the number of his consecutive one-year Breaks in Service equals or exceeds 5. However, for purposes of this Subsection (5), there shall be no forfeiture of vesting service prior to the date participation ceased if he remains a Participant at all times during those four consecutive Plan Years next following the Plan year in which he again becomes a Participant.

[The following resolution was adopted by the Committee on March 11, 1991 and is effective as of such date.]

      RESOLVED, that, in the opinion of the Pension Committee, the purpose and intent of Section 4(5) of the Pension Plan is to recognize credit for prior service both for vesting purposes and for the purposes of calculating Creditable Service under Section 1(12) of the Plan, consistent with past practice and construction.

(6) Solely for the purposes of calculating vesting service under this Section 4 and not for the purpose of calculating Creditable Service under Subsection 1(12) hereof (except to the extent provided in Section 3 hereof), service with any Affiliate of the Company shall be taken into account as if the term "Company" in the foregoing rules included such Affiliate and service as a leased employee within the meaning of Section 414(n) on the Company or an Affiliate shall also be taken into account, provided that no period of service shall be taken into account hereunder more than once.

                              SECTION 5 - BENEFITS

                    ========================================

(1) (a) Subject to Subsection 5(3), any person who, subsequent to December 31, 1984, ceases to be a Participant after he is vested and whose Month of Retirement occurs prior to December 1, 1988, shall be entitled to an annual retirement allowance, payable in monthly installments commencing at the end of the calendar month immediately following his Month of Retirement and continuing to and including the earlier of the December 1988 monthly payment or the last monthly payment in the month of his death, equal to the annual retirement allowance computed in subdivision (c) of this Subsection, plus, for each year or fraction of a year of Creditable Service beginning January 1, 1985, the sum of 1-1/2 percent of Compensation not in excess of the Taxable Wage Base and 2 percent of Compensation in excess of the Taxable Wage Base. For this subdivision
(a) of Subsection 5(1) only, Compensation earned after January 1, 1985, for any Participant who works less than a full Plan Year, will equal the Compensation he would have earned if he had worked the full Plan Year. In addition, a Participant's "Month of Retirement" for the purposes of this Subsection 5(1) only is the month in which he attains the normal retirement age specified in subdivision (a) of Subsection 5(2) or, if later, in which he ceases to be a Participant.

      (b) Subject to Subsection 5(3), any person who, subsequent to December 31, 1984, ceases to be a Participant after he is vested shall be entitled to an annual retirement allowance, payable in monthly installments commencing at the end of the later of January 1989 or the calendar month immediately following his Month of Retirement, and continuing to and including the last monthly payment in the month of his death, equal to 1 percent of the Participant's Average Final Compensation not in excess of Covered Compensation multiplied by the number of his years, including fractions thereof, of Creditable Service, plus 1-1/2 percent of his Average Final Compensation in excess of Covered Compensation multiplied by the number of his years, including fractions thereof, of Creditable Service. For this subdivision (b) of Subsection 5(1) only, Compensation earned after January 1, 1985, for any Participant or former Participant who works less than a full Plan Year, will equal the Compensation he would have earned if he had worked the full Plan Year.

      (c) The annual retirement allowance accrued as of December 31, 1984, shall be equal to the excess of (i) 1-3/4 percent of the Participant's Average Final Compensation (determined as of December 31, 1984) multiplied by the number of his years of Creditable Service (determined as of December 31, 1984) up to ten plus 1-1/2 percent of the Participant's Average Final Compensation (determined as of December 31, 1984) multiplied by his remaining years of Creditable Service (determined as of December 31, 1984) over (ii)

1-1/4 percent of the Participant's Social Security Benefit (determined as if the Participant had terminated as of December 31, 1984) multiplied by the number of his years of Creditable Service (determined as of December 31, 1984) completed by him subsequent to the end of the calendar month in which he attained age 25 (for purposes of this clause (ii) of this Subsection 5(1)(b), prorating Creditable Service accrued for the Plan Year in which he attained age 25 if he was then considered a Part-time Employee), up to a maximum of 50 years.

      (d) In no event shall the annual retirement allowance computed in subdivisions (a), (b) and (c) of this Subsection (5)(1) be less than the annual retirement allowance computed as the excess of (i) 1-3/4 percent of the Participant's Average Final Compensation (determined as of July 31, 1985) multiplied by the number of his years of Creditable Service (determined as of July 31, 1985) up to ten plus 1-1/2 percent of the Participant's Average Final Compensation (determined as of July 31, 1985), multiplied by his remaining years of Creditable Service (determined as of July 31, 1985) over (ii) 1-1/4 percent of the Participant's Social Security Benefit (determined as if the Participant had terminated as of July 31, 1985) multiplied by the number of his years of Creditable Service (determined as of July 31, 1985) completed by him subsequent to the end of the calendar month in which he attained age 25 (for purposes of this clause (ii) of this Subsection 5(1)(c), prorating Creditable Service accrued for the Plan Year in which he attained age 25 if he was then considered a Part-time Employee), up to a maximum of 50 years.

      (e) In no event shall the annual retirement allowance computed in subdivisions (a), (b) and (c), and subject to a minimum benefit as computed in subdivision (d) of this Subsection (5)(1) be less than $100 multiplied by the number of his years of Creditable Service. In addition, no Participant's Accrued Benefit shall be less than what such Participant had accrued as of the last day of the last Plan Year beginning before January 1, 1989.

[Subsection 5(1), above, is effective for Plan Years beginning after December 31, 1988. For Subsection 5(1) effective for Plan Years beginning before January 1, 1989, see below.]

(1) (a) Subject to Subsection 5(3), effective January 1, 1985, any person who ceases to be a Participant after he is vested shall be entitled to an annual retirement allowance, payable in monthly installments commencing at the end of the calendar month immediately following the month in which he attains the normal retirement age specified in subdivision (a) of Subsection 5 (2) or, if later, in which he ceases to be a Participant, and continuing to the last monthly payment in the month of his death, equal to the annual retirement allowance computed in subdivision (b) of this Subsection, plus, for each year or fraction of a year of Creditable Service beginning January 1, 1985, the sum of 1-1/2 percent of

Compensation not in excess of the Taxable Wage Base and 2 percent of Compensation in excess of the Taxable Wage Base. For this subdivision (a) of Subsection 5(1) only, Compensation earned after January 1, 1985, for any Participant who works less than a full Plan Year, will equal the Compensation he would have earned if he had worked the full Plan Year.

      (b) The annual retirement allowance accrued as of December 31, 1984, shall be equal to excess of (i) 1-3/4 percent of the Participant's Average Final Compensation (determined as of December 31, 1984) multiplied by the number of his years of Creditable Service (determined as of December 31, 1984) up to ten plus 1-1/2 percent of the Participant's Average Final Compensation (determined as of December 31, 1984) multiplied by his remaining years of Creditable Service (determined as of December 31, 1984) over (ii) 1-1/4 percent of the Participant's Social Security Benefit (determined as if the Participant had terminated as of December 31, 1984) multiplied by the number of his years of Creditable Service (determined as of December 31, 1984) completed by him subsequent to the end of the calendar month in which he attained age 25 (for purposes of this clause (ii) of this Subsection 5(1)(b), prorating Creditable Service accrued for the Plan Year in which he attained age 25 if he was then considered a Permanent Part-time Employee), up to a maximum of 50 years.

      (c) In no event shall the annual retirement allowance computed in subdivisions (a) and (b) of this Subsection (5)(1) be less than the annual retirement allowance computed as the excess of (i) 1-3/4 percent of the Participant's Average Final Compensation (determined as of July 31, 1985) multiplied by the number of his years of Creditable Service (determined as of July 31, 1985) up to ten plus 1-1/2 percent of the Participant's Average Final Compensation (determined as of July 31, 1985), multiplied by his remaining years of Creditable Service (determined as of July 31, 1985) over (ii) 1-1/4 percent of the Participant's Social Security Benefit (determined as if the Participant had terminated as of July 31, 1985) multiplied by the number of his years of Creditable Service (determined as of July 31, 1985) completed by him subsequent to the end of the calendar month in which he attained age 25 (for purposes of this clause (ii) of this Subsection 5(1)(c), prorating Creditable Service accrued for the Plan Year in which he attained age 25 if he was then considered a Permanent Part-time Employee), up to a maximum of 50 years.

      (d) In no event shall the annual retirement allowance computed in subdivisions (a) and (b), and subject to a minimum benefit as computed in subdivision (c) of this Subsection (5)(1) be less than $100 multiplied by the number of his years of Creditable Service.

(2) (a) Normal Retirement - A Participant who has reached the later of his 65th birthday or the tenth anniversary of his date of hire (normal retirement age hereunder) may retire on a retirement allowance computed in accordance with Subsection 5(1); except that any Participant shall, at his election, be continued in service after age 65. At normal retirement age, all benefits payable under the Plan shall be nonforfeitable.

[Subdivision (a) of Subsection 5(2), above, is effective for Plan Years beginning before January 1, 1988. For subdivision (a) of Subsection 5(2) effective for Plan Years beginning after December 31, 1987, see below.]

(2) (a) Normal Retirement - A Participant who has reached the later of (i) his 65th birthday or (ii) the 5th anniversary of his date of hire (normal retirement age hereunder) may retire on a retirement allowance computed in accordance with Subsection 5(1); except that any Participant shall, at his election, be continued in service after age 65. At normal retirement age, all benefits payable under the Plan shall be nonforfeitable.

      (b) Early Retirement - Any Participant who has attained age 60 and has rendered 15 or more years of Creditable Service shall be retired by the Committee on a retirement allowance on the first day of the calendar month next following receipt by the Committee of a written application therefor by the Participant. At the Participant's election, he shall receive a retirement allowance commencing on his retirement which shall be equal to the retirement allowance computed in accordance with 5(1) he would otherwise receive upon attaining age 65, reduced by 1/12th of 5 percent for each month by which the date of his retirement allowance would otherwise have commenced under Subsection 5(1).

      At the time of retirement pursuant to this subsection (b) on a retirement allowance commencing on his retirement, the Participant may elect to convert the retirement allowance otherwise payable to him into an Actuarial Equivalent of such amount so that, with his Social Security Benefit which, for this purpose, shall be assumed to commence as of either his sixty-second or sixty-fifth birthday, as the Participant elects, the Participant will receive, so far as possible, the same amount each year before and after he commences to receive such Social Security Benefit.

      (c) Vested Retirement - Payments to any person who ceases to be a Participant on or after February 1, 1976, and is entitled to a retirement allowance pursuant to Subsection 5(1) and to whom subdivisions (a) and (b) of Subsection 5(2) do not apply shall commence on the last day of the calendar month next following the later of (i) the occurrence of his 65th birthday or
(ii) receipt by the Committee of a written application therefor; provided that if the proper amount of such payment cannot for any reason be ascertained by such date, a payment retroactive to such date shall be made within sixty days of the earliest date on which it can be ascertained. Such a person may, by written notice to the Committee, elect to have his retirement allowance commence at any time after he has attained age 60 and completed 15 years of Creditable Service and after receipt by the Committee of his application for benefits; provided, however, that payment of such allowance prior to the attainment of age 65 shall be in a reduced amount and shall be the Actuarial Equivalent as of the date payments commence of the retirement allowance computed in accordance with Subsection 5(1) which he would otherwise receive after attaining age 65. [The following three sentences are effective only for Plan Years beginning before January 1, 1994.] All former Participants who do not waive pre-retirement survivor coverage as prescribed under Subsection 5(4)(b) or who elect to have pre-retirement survivor coverage will have their Accrued Benefits reduced to reflect the death benefit protection prior to the commencement of benefits. The reduction will be .006 per year for ages 55-64;
 .002 per year for ages 45-54; .001 per year for ages 35-44; and .0005 per year for ages less than 35. There shall be a charge for each year elapsed from the date participation ceased until the date of retirement.

(3) Optional Benefits in Lieu of Regular Benefits. (a) Prior to commencement of the payment of a retirement allowance to a Participant, he shall be given a written explanation of the benefits and the options under subdivision (b) hereof pursuant to which he may provide a benefit for his spouse in the event of his death after his retirement. Unless an optional form of benefit is selected pursuant to an election meeting the same requirements as prescribed in Section 5(3)(c), or with respect to former Participants in Section 5(4)(f), within the ninety (90) day period ending on the date benefit payments would commence, a married Participant shall be deemed to have elected to convert his retirement allowance into an Actuarial Equivalent in the form of an annuity for his life with a survivor annuity for the life of his spouse equal to one-half of the amount of the annuity payable during their joint lives.

      (b) Any Participant may, by written notice made in accordance with the same requirements for former Participants as prescribed in Section 5(4)(f) and filed with the Committee prior to the date of the commencement of his retirement allowance, elect to convert his retirement allowance into the Actuarial Equivalent thereof paying a proportionately reduced retirement allowance during his life, with the provision that after his death an allowance of 50%, 66-2/3%, 75% or 100% of the rate of his reduced allowance, at his designation, shall continue during the life of, and shall be paid to, the beneficiary designated by him at the time of electing the option. The election of an optional benefit may be revoked or changed by the Participant at any time prior to the benefit commencement date; provided, however, that if the Participant or the beneficiary designated under the option dies prior to the date the election of the option becomes effective, the option shall thereby be automatically revoked; and provided, further, that if the designated beneficiary is other than the Participant's spouse, the present value of the payments to be made to such Participant shall be more than 50 percent of the present value of the total payments to be made to the Participant and his beneficiaries. A Participant's designation of a beneficiary other than the Participant's spouse shall not be effective unless (i) the Participant and his spouse have waived the spouse's allowance defined in Subsection 5(4)(d) and the spouse has waived his or her right to be the Participant's beneficiary, (ii) the Participant has no spouse, or (iii) the spouse cannot be located.

      (c) Effective on or after August 23, 1984, in the event that a married Participant elects to receive his Plan benefit in a form other than an annuity for his life with a survivor annuity for the life of his spouse, such election shall not take effect unless written consent of the spouse to such election, witnessed by a notary public or a member of the Committee, is on file with the Committee. Such consent shall be irrevocable as to any specific waiver or designation of any beneficiary. (The requirement of spousal consent may be waived by the Committee under certain limited circumstances in accordance with
Section 417(a)(2) of the Internal Revenue code of 1954, as amended, and related regulations.) A spousal consent filed with the Committee shall be applicable only with respect to the spouse who has signed such form.

(4) Survivorship Benefits. (a) Upon (i) the death of a Participant who has become vested in his Accrued Benefit, as provided in Section 4 of the Plan, (ii) the death of a Participant who has attained normal retirement age as specified in Subdivision (a) of Subsection 5(2), or (iii) the death of a former Participant who had attained age 60 and rendered 15 or more years of Creditable Service prior to the date he ceased to be a Participant (but who was not receiving at the time of his death any retirement allowance), there shall be payable to the Participant's or former Participant's spouse, if any, a spouse's allowance defined in Subsection 5(4)(d) below.

      (b) Unless an optional form of benefit is selected within the election period pursuant to a qualified election, upon the death of a former Participant who had become vested in his Accrued Benefit, as provided in Section 4 of the Plan, there shall be payable to the former Participant's spouse, if any, a spouse's allowance as prescribed in Subsection 5(4)(e) below.

      (c) The spouse's allowance shall commence as the first day of the calendar month following the month in which the Participant or former Participant died or would have been age 60, whichever is the later, except that the Committee may, under rules uniformly applicable to all Participants and former Participants similarly situated, direct payment commencing on the first day of any earlier calendar month after the Participant's or former Participant's death.

      (d) If the Committee does not direct early commencement of payment, the spouse's allowance shall be the greater of (i) an allowance for the life of the spouse, payable monthly, which is equal to 20 percent of the Participant's or former Participant's annual rate of compensation at the time of his death or earlier termination of employment, or (ii) an allowance equal to the allowance the spouse would have received if the Participant or former Participant had retired or terminated his service on the date of his death and elected to receive, based on his Average Final Compensation, years of Creditable Service and age at such date, the maximum retirement allowance payable to him under Subsections 5(1) and 5(2), commencing at the earliest possible date and continuing after his death in the same monthly amount during the life of his spouse. If the Committee does direct early commencement of payment, the spouse's allowance shall be a monthly allowance for the life of the spouse which is the Actuarial Equivalent of the allowance the spouse would otherwise have received pursuant to the preceding sentences. Notwithstanding the foregoing, in no event shall the spouse's allowance be less than the amount the spouse would have received under the terms of the Plan as in effect on December 31, 1984, had the Participant died on that date.

      (e) If the Committee does not direct early commencement of payment, and unless an optional form of benefit is selected within the election periods pursuant to a qualified election, the former Participant's spouse allowance shall equal the allowance the spouse would have received if the former Participant had retired or terminated his service on the date of his death and elected to receive, based on his Average Final Compensation, years of Creditable Service at the date of termination of service with the Company, a retirement allowance payable to him under Subsection 5(1) and 5(2), commencing at the earliest possible date and continuing after his death in a amount equal to 50% of the amount that would have been payable to the Participant during his life. Furthermore, the allowance for a former Participant's spouse shall be reduced to reflect the cost for providing the survivor coverage. The reduction will be .006 per year for ages 55-64; .002 per year for ages 45-54; .001 per year for ages 35-44; and .0005 per year for ages less than 35. There shall be a charge for each year elapsed from the date participation ceased until the date of death. [The previous three sentences are effective only for Plan Years beginning before January 1, 1994.] If the Committee does not direct early commencement of payment, the spouse's allowance shall be a monthly allowance for the life of the spouse which is the Actuarial Equivalent of the allowance the spouse would otherwise receive pursuant to the preceding sentences. Notwithstanding the foregoing, in no event shall the spouse's allowance be less than the amount the spouse would have received under the terms of the plan as in effect on December 31, 1984 had the former Participant died on that date.

      (f) (i) Definitions. Election Period for Former Participants - The election period shall begin on the date that participation ceases.

            Qualified Election for Former Participants - A waiver of the preretirement survivor annuity as described in Subsection 5(4)(e). The waiver must be in writing and must be consented to by the Participant's spouse. The spouse's consent to a waiver must be witnessed by a plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed qualified election, the designated spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

(f) (ii) Notice Requirements. In the case of a qualified preretirement survivor annuity as described in Subsection 5(4)(e), the plan administrator shall provide each former Participant a written explanation of: (i) the terms and conditions of a qualified preretirement survivor annuity; (ii) the former Participant's right to make and the effect of an election to waive the qualified preretirement survivor annuity form of benefit; (iii) the rights of a former Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified preretirement survivor annuity. The Plan administrator shall provide such notice within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35. If the Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan administrator shall provide such notice no later than the close of the second Plan Year following the entry of the Participant into the Plan.

(5) Restoration to Participation. Anything herein contained to the contrary notwithstanding, if a former Participant who has received or is receiving benefits under this Section 5 again becomes an Employee, (i) any benefits he is receiving shall cease upon his reemployment if he is reemployed as a Regular Employee, or upon his satisfying the participation requirements of Section 2 if he is reemployed as a Part-time Employee, provided that benefits will not be suspended in any calendar month unless the Employee has completed at least 40 hours of service with the company in service recognized under Section 203(a)(3)(B) of ERISA or received payment for any such hours of service performed on each of 8 or more days in such month, (ii) he shall then again become a Participant, and (iii) the Creditable Service which he had when he last ceased to be an Employee shall be restored to him. On his subsequent retirement the benefit payable shall be based on his Compensation and Creditable Service before and after the period of prior retirement, reduced by an amount which is the Actuarial Equivalent of the benefits he received prior to his restoration to participation; provided, however, that such benefit shall not be less than the benefit he was receiving during his prior retirement. If benefit payments have been suspended, payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in ERISA Section 203(a)(3)(B) service. No payment shall be withheld by the Plan pursuant to this section unless the Plan notifies the Employee by personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his benefits are suspended. Such notifications shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the notice shall inform the Employee of the Plan's procedures for affording a review of the suspension of benefits. Requests for such reviews may be considered in accordance with the claims procedure adopted by the Plan pursuant to Section 503 of ERISA and applicable regulations.

(6) Termination of Benefit Payments. Payment of benefits under this Section 5 to a former Participant, his spouse or other beneficiary shall cease with the monthly payment for the month in which such former Participant, spouse or beneficiary dies.

(7) Disabled Participants. Anything herein contained to the contrary notwithstanding, any Participant while in receipt of payments under the Company's Short Term Illness Plan, Extended Illness Plan, Short Term Disability Plan or Long Term Disability Plan (collectively, the "Program"), shall be treated as a Participant and shall continue to accrue Creditable Service until he dies, retires, or becomes ineligible for further payments under such Program, and his Compensation in the last full year of his employment shall be deemed to be his annual Compensation for purposes of the Plan during such period. In the event such a Participant dies, retires or becomes ineligible for further payments under such Program and is not restored to active service, any retirement allowance payable on his account under the Plan shall be made on the basis of his age, Average Final Compensation and Creditable Service at the time he died, retired or became ineligible.

(8) Maximum Trust Benefits. (a) Basic Limitation - Subject to the adjustments provided under Subsection (8)(b) of this Section, and in accordance with Section 415(b) of the Code, the maximum annual benefit payable to a Participant in a form described in this Section, commencing on or after the Participant's sixty-second (62nd) birthday and prior to his sixty-fifth (65th) birthday under this Plan and any other defined benefit plan maintained by the Company for any Plan year shall, in no event, exceed the lesser of: (1) $90,000 (as adjusted in accordance with Code Section 415(b)(2)(B) and regulations issued thereunder), or
(2) one hundred percent (100%) of the Participant's average total Compensation for the three consecutive Plan Years during which he was a Participant and had the greatest aggregate total compensation from the Company.

      (b) Adjustments in the Limitation - (1) The maximum annual retirement allowance permitted under Subsection (8)(a) to any Participant who has completed less than ten (10) Years of Service with the Company shall be the amount determined under Subsection (8)(a), multiplied by a fraction, the numerator of which is the number of the Participant's Years of Service (including fractions of a year) and the denominator of which is ten (10). (2) The maximum annual retirement allowance permitted under Subsection (8)(a)(1) above shall be adjusted annually (or when allowable) for increases in the cost of living, in accordance with regulations issued by the Secretary of the Treasury pursuant to the provisions of Section 415(d) of the Code, as amended. Each adjustment (when allowable) shall be limited to the scheduled annual increase determined by the commissioner of the Internal Revenue Service. Such cost of living adjustment (when allowable) shall be effective not earlier than January 1 of the year in which it is made. (3) The maximum annual retirement allowance payable under Subsection (8)(a)(1) to any Participant who attains an early retirement age as specified in Section 5(2)(b) that occurs prior to his attainment of age sixty-two (62) shall be the Actuarial Equivalent of such maximum benefit under Subsection (8)(a)(1) commencing at age sixty-two (62) but based on the greater of the rate specified in Section 1(13) or a five percent (5.0%) interest rate, but not less than $75,000. (4) The maximum annual retirement allowance payable under Subsection (8)(a)(1) to any Participant whose actual retirement occurs after he attains the normal retirement age specified in Section 5(2)(a) shall be the Actuarial Equivalent of such maximum benefit under Subsection (8)(a)(1), commencing at his Normal Retirement Date but based on the lesser of the rate specified in Section 1(13) or a five percent (5.0%) interest rate.

      (c) Limitation for Multiple Plans - In any case in which an Employee is a participant in both a tax-qualified defined benefit plan and a tax-qualified defined contribution plan maintained by the Company, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year shall not exceed 1.0. In the event such sum would otherwise exceed 1.0, the benefit projected under the defined benefit plan will be reduced as necessary so that such sum shall equal 1.0.

      (1) The defined benefit plan fraction for any Plan Year is a fraction: (a) the numerator of which is the projected annual benefit of the Participant under the Plan (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of (i) or (ii), as follows: (i) 1.25 multiplied by the defined benefit plan dollar limitation under Subsection
      (8)(a)(1) in effect for such year, or (ii) 1.4 multiplied by the amount specified under Subsection (8)(a)(2) for such year, (determined as of the close of the Plan Year).

      (2) The defined contribution plan fraction for any calendar year is a fraction: (a) the numerator of which is the sum of the "annual additions", as defined in Section 415(c) of the Code, to the Participant's account as of the close of the Plan Year, and (b) the denominator of which is the sum of the lesser of (i) or (ii) for such year and each prior Year of Service with the Company: (i) 1.25 multiplied by the defined contribution plan dollar limitation in effect for such year, or (ii) 1.4 multiplied by twenty-five percent (25%) of the Participant's Compensation for such year.

(9) Prior Plan Provisions. Anything to the contrary herein notwithstanding, the Accrued Benefit and service credited for vesting purposes of any person who is a Participant on December 31, 1984 and January 1, 1985 for any period of service ending on or before December 31, 1984 shall be no less than the benefit he would have accrued at December 31, 1984 or the vesting service he would have completed at December 31, 1984 under the terms of the Plan as in effect on such date, assuming his credited service and Average Final Compensation were computed on such date.

(10) Limitation on Timing of Commencement of Benefit Payments. As required under Sections 401(a)(14) and 401(a)(9) of the Code, the timing of the commencement of payment of benefits under the Plan shall be subject to the following rules:

      (a) General Rule - Unless the Participant otherwise elects, the payment of benefits under the Plan to a Participant may not be delayed beyond the later of the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

      (1)   the Participant's 65th birthday,

      (2) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or

      (3)   the Participant's termination of service with the Company.

      (b) Special Rule - In no event shall distribution of benefits be made or commence later than the April 1 following the applicable of the following:

      (1) for an Employee who owns 5% or more interest in the Company, the calendar year in which he attains age seventy and one-half (70-1/2), or

      (2) for any other Employee, the later of: (a) the calendar year in which his retirement date occurs, or (b) the calendar year in which he attains age seventy and one- half (70-1/2).

[Subdivision (b) of Subsection 5(10), above, is effective for Plan Years beginning before January 1, 1989. For subdivision (b) of Subsection 5(10) effective for Plan Years beginning after December 31, 1988, see below.]

      (b) Special Rule - In no event shall distribution of benefits be made or commence later than April 1 of the calendar year following the calendar year in which the employee attains age 70- 1/2. For the purposes of this Section, Participants who are age 70-1/2 or older as of January 1, 1989 and who have not retired shall be deemed to have attained age 70-1/2 on such date. Notwithstanding the foregoing, a Participant who has attained age 70-1/2 before January 1, 1988, and who is not a 5-percent owner (as defined in Section 416(i) of the Code) may elect to defer the commencement of benefit payments until his retirement.

[The following is effective for Plan Years beginning on or after January 1, 1995.]

      In the event a distribution of benefits to a Participant is required to begin under this Subsection, such Participant's Accrued Benefit shall be determined as of the December 31 immediately preceding the date such distribution is required to begin. As of each succeeding December 31 prior to the Participant's actual retirement and as of his actual retirement, the Participant's Accrued Benefit shall be recomputed as if each such date were his actual retirement date. However, the amount of any additional Accrued Benefit resulting from such recomputation shall be reduced by the Actuarial Equivalent of the total benefits received by the Participant under the Plan prior to such recomputation. In no event, however, shall the Participant's Accrued Benefit, upon any recomputation hereunder, be less than the greater of (i) such Participant's Accrued Benefit as of December 31, 1994 and (ii) such Participant's Accrued Benefit as of the immediately preceding recomputation.

(11) Compensation Limit. In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, compensation taken into account under the Plan shall not exceed $200,000, adjusted for changes in the cost of living as provided in section 415(d) of the Code, for the purpose of calculating a Participant's Accrued Benefit (including the right to any optional benefit provided under the Plan) for any Plan Year commencing after December 31, 1988. However, the Accrued Benefit determined in accordance with this provision shall not be less than the Accrued Benefit determined on March 15, 1989. Notwithstanding the preceding sentence, the Accrued Benefit of any Participant who is a highly compensated employee, within the meaning of section 414(q) of the Code, is reduced to the extent a benefit has accrued with respect to compensation in excess of $200,000 during the 1989 Plan Year before March 15, 1989.

[Subsection 5(11), above, is effective for Plan Years beginning before January 1, 1994. For Subsection 5(11) effective for Plan Years beginning after December 31, 1993, see below.]

(11) Compensation Limit. In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the annual compensation limit established by the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93"). The annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (a "Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in the provision.

      If compensation for any prior Determination Period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the compensation for that prior Determination Period is subject to the OBRA '93 annual compensation limit in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

      Notwithstanding any other provision in the Plan, each Section 401(a)(17) Participant's Accrued Benefit under this Plan will be the greater of:

(a) such Participant's Accrued Benefit as of the last day of the Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Code regulations; or

(b) such Participant's Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total years of Creditable Service taken into account under the Plan for purposes of benefit accruals.

      For purposes of this Subsection, a Section 401(a)(17) Participant means a Participant whose current Accrued Benefit as of a date on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

[The following Subsection is effective only from the period March 15, 1989 to October 20, 1989, inclusive. Subsection 5(1), effective January 1, 1989, represents the amendment referred to in Subsection 5(12), below, which amendment was adopted on October 20,
1989.]

(12) Temporary Cessation of Benefit Accruals for Participants. Notwithstanding any other contrary provision of the Plan, in calculating the Accrued Benefit (including the right to any optional benefit provided under the Plan) of any Participant, such Participant shall accrue no additional benefit under the Plan on or after March 15, 1989 to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Income Tax Regulations Section 1.401(b)-1(b)(2)(ii). This provision shall be effective until the last day of the first plan year commencing in 1989 and shall be effective for such period if and only if the subsequent amendment is made on or before the last day of the first plan year commencing in 1989. In addition, the benefit accrued by any Participant during the 1989 Plan Year shall in no event exceed the benefit accrual provided during the 1989 Plan Year with respect to such Participant under the terms of the Plan as subsequently amended to comply with the Tax Reform Act of 1986. However, such Participant's Accrued Benefit shall not be less than what the Participant had accrued as of the last day of the last Plan Year beginning before January 1, 1989.

[The following Subsection (13) is effective on and after August 8, 1990.]

(13) Required Cash-outs of Certain Accrued Benefits. If a Participant terminates service and the present value of the vested accrued pension or survivor benefit provided under Subsection 5(2), 5(3), or 5(4) in respect of such Participant is equal to or less than $3,500, the person to whom such benefits would otherwise be paid in monthly installments shall receive a lump-sum distribution of the present value of the entire vested portion of such Accrued Benefit, except that, in the case of a qualified joint and survivor annuity or qualified pre-retirement survivor annuity, as such terms are defined under Code Sections 417(b) and 417(c), respectively, no such lump-sum distribution shall be made after the annuity starting date, as defined under Section 417(f)(2) of the Code.

      For the purposes of determining the present value of a vested Accrued Benefit under this Subsection, the interest rate assumption shall be either (i) the rate which would be used (as of the first day of the Plan Year in which such distribution occurs) by the Pension Benefit Guaranty Corporation in determining the present value of a lump sum distribution on plan termination or (ii) the interest rate used in computing Actuarial Equivalents under the Plan, whichever produces the greater benefit; and the mortality rate assumption shall be based on the UP84 Mortality Table, as such may be amended from time to time.

[The second paragraph of Subsection 5(13), above, is effective for Plan Years beginning before January 1, 1997. For the second paragraph of Subsection 5(13) effective for Plan Years beginning after December 31, 1996, see below.]

      For the purposes of determining the present value of a vested Accrued Benefit under this Subsection in respect of (i) current and future Participants who terminate service with the Company on and after January 1, 1997, and (ii) former Participants who, as of January 1, 1997, have not previously received a mandatory lump-sum distribution and are not currently receiving an annual retirement allowance under the Plan, the interest rate assumption shall be the annual rate of interest on 30-year U.S. Treasury securities in the third month prior to the date of distribution; and the mortality rate assumption shall be based on the GAM 1983 Mortality Table (with mortality rates composed of 50% of the male rates and 50% of the female rates), as such may be amended from time to time.

      Notwithstanding Subsections 1(12) and 4(5) and any other provision herein to the contrary, if a former Employee who has received a lump-sum distribution of his entire non-forfeitable benefit under the Plan pursuant to this Subsection is re-employed by the Company, he shall be treated as a new Employee and prior service performed by the Employee in respect of such distribution shall be disregarded for purposes of determining his Accrued Benefit under the Plan.

[The following rule was adopted by the Committee on January 28, 1993.]

      For the purposes of determining Compensation under the Plan, any amounts deferred by a Participant under the Company's Executive Deferral Plan shall be included in such Participant's Compensation in the Plan Year in which such amounts are deferred.

(14) Rollover of Eligible Distributions. This Section shall apply to distributions made on or after January 1, 1993. Notwithstanding any provision in the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Pension Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      For purposes of this Section:

(a) "eligible rollover distribution" shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (i) any distribution that is one of a series of substantially equal payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a period of ten years or more, (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code, and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b) "eligible retirement plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
      Section 403(a) of the Code, or an qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(c) "distributee" shall mean a Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
      Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) "direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee.

                            SECTION 6 - CONTRIBUTIONS

                    ========================================

(1) All contributions under the Plan shall be made by the Company, and no contributions shall be required of Participants. The contributions shall be payable at such intervals as may be agreed upon by the Company and the Committee, but at least annually, and shall consist of such contributions as the Board of Directors may deem advisable, but at least an amount sufficient to maintain the Plan on a sound actuarial basis. All contributions shall be irrevocable, and shall be transferred by the Company to the Trustee or Trustees to be used in accordance with the Plan, except that any contribution paid to the Plan as a result of a mistake of fact, without earnings thereon but reduced by any losses thereon, may be returned to the Company at any time within one (1) year following its payment to the Plan.

[Subsection 6(1), above, is effective for Plan Years beginning before January 1, 1994. For Subsection 6(1) effective for Plan Years beginning after December 31, 1993, see below.]

(1) All contributions under the Plan shall be made by the Company, and no contributions shall be required of Participants. The contributions shall be payable at such intervals as may be agreed upon by the Company and the Committee, but at least annually, and shall consist of such contributions as the Board of Directors may deem advisable, but at least an amount sufficient to maintain the Plan on a sound actuarial basis. All contributions shall be transferred by the Company to the Trustee or Trustees to be used in accordance with the Plan, except that such contributions are to revert to the Company, without earnings thereon but reduced by any losses thereon, under the following conditions:

(a) In the case of a contribution which is made by the Company by reason of a mistake in fact, such contribution shall be returned to the Company within one (1) year following its payment to the Plan; and

(b) If all or a portion of any contribution is determined to be non-deductible under Section 404 of the Code, such contribution, to the extent that it is determined to be non-deductible, shall be returned to the Company within one (1) year following such determination.

(2) Forfeitures arising from termination of service, death, or for any other reason shall not be applied to increase the benefits which any person would otherwise receive under the Plan but shall be used to reduce Plan contributions.

                     SECTION 7 - ADMINISTRATION OF THE PLAN

                    ========================================

(1) The general administration of the Plan shall be the responsibility of a Pension Committee of no less than three members appointed from time to time by the Board of Directors to serve at the pleasure of the Board of Directors. The Committee is designated as the named fiduciary within the meaning of Section 402(a) of the Employee Retirement Income Security Act of 1974.

(2) Any person appointed a member of the Committee shall file his written acceptance with the Secretary of the Committee. Any member of the Committee may resign by delivering his written resignation to the Board of Directors and the Secretary of the Committee.

(3) The Board of Directors shall appoint one of the members of the Committee as Chairman. The Secretary, who need not be one of the members of the Committee, shall be designated by the Committee.

(4) No member of the Committee shall receive any compensation for his services. The administrative expenses of the plan shall be paid from the assets of the Plan through a request to the Trustees by the Administrator.

[Subsection 7(4), above, is effective for Plan Years beginning before January 1, 1988. For Plan Years beginning after December 31, 1987, the following Subsection 7(4) is effective.]

(4) No member of the Committee shall receive any compensation for his services. The administrative expenses of the plan shall be paid by the Company upon request by the Administrator.

(5) The Committee shall designate bank depositories and shall delegate authority in connection therewith. It may delegate any portion of its authority to designated individuals or committees, and may retain legal counsel, auditors, actuaries and consultants and obtain clerical, accounting and other services, all as it deems necessary in carrying out the provisions of the Plan.

(6) The Committee shall hold meetings upon such notice, at such places and at such times as it may from time to time determine. A majority of the member of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee shall be by the vote of a majority of the members of the Committee present at the meeting and shall be recorded in the minutes of such meeting.

(7) The Committee from time to time may establish rules for the administration of the Plan and the transaction of its business. The interpretation and construction of any provision of the Plan by a majority of the members of the Committee at a meeting shall be final and conclusive.

(8) The Committee shall adopt from time to time interest assumptions, service tables, mortality tables and such other data, procedures and methods as may be necessary or desirable for use in all actuarial calculations required in connection with the Plan. As an aid to the Committee, the actuary designated by the Committee shall make annual actuarial valuations of the assets and liabilities, actual and contingent, of the Plan, and shall certify to the Committee the tables which he would recommend for use by the Committee.

(9) The Committee shall establish and cause to be maintained a funding standard account and such other and additional accounts as it deems necessary for the proper administration of the Plan. It shall keep in convenient form such data as may be necessary for actuarial valuations of the assets and liabilities of the Plan. The Committee shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year, and recommending the amount of the Company's contribution to the Plan for the ensuing year. Such report shall be submitted to the Board of Directors and shall be filed in the office of the Secretary of the Committee.

                        SECTION 8 - MANAGEMENT OF ASSETS

                    ========================================

(1) All assets of the Plan shall be held as a special trust for use in connection with the Plan and providing the benefits and paying the expenses of the Plan, and no part of the corpus or income shall be used for or diverted to purposes other than for the exclusive benefit of Participants, retired Participants and their beneficiaries under the Plan prior to the satisfaction of all liabilities with respect to such Participants, retired Participants and their beneficiaries under the Plan. No person shall have any interest in or right to any part of the earnings of the trust, or any right in, or to, or under the trust or any part of the assets thereof, except as and to the extent expressly provided in the Plan and trust agreement.

(2) The Trustee or Trustees shall be appointed from time to time by the Committee by appropriate instrument with such powers, duties rights and obligations as the Committee shall approve. The Committee may remove any Trustee at any time, upon reasonable notice, and upon such removal or upon the resignation of any Trustee the Committee shall designate a successor Trustee or Trustees.

(3) The Committee shall determine the manner in which the funds of the Plan shall be disbursed but subject to the provisions of the trust instrument under which the assets of the Plan are held.

(4) The Committee shall have the power to appoint one or more investment managers, within the meaning of Section 3(38) of the Employee Retirement Income Security Act of 1974, to manage (including the power to acquire and dispose of) any assets of the Plan which have been transferred to any Trustee or a specified portion thereof. In the event that the Committee shall appoint such investment managers, each such investment manager shall be solely responsible for the management and control of the assets to which he or it is appointed.

                   SECTION 9 - CERTAIN RIGHTS AND OBLIGATIONS

                    ========================================

(1) It is the intention of the Company to continue the Plan and make its contributions regularly each year, but the Company, by action of its Board of Directors, may for any reason terminate or partially terminate the Plan. If all liabilities to or on account of the Participants, retired Participants and their beneficiaries have been satisfied or provided for in full and there is an amount remaining due to erroneous actuarial computations during the previous life of the Plan (within the meaning of the regulations under the Internal Revenue
Code), then and not otherwise the Company shall be entitled to receive such remaining amount.

(2) The establishment of the Plan shall not be construed as conferring any legal rights upon any Employee or any person for a continuation of employment nor shall it interfere with the right of the Company to discharge any Employee and to treat him without regard to the effect which such treatment might have upon him as a Participant in the Plan.

(3) Any rulings made or acts taken under the Plan by the Board of Directors or by the Committee with respect to classification of Employees, contributions, or benefits shall be uniform in their nature and applicable to all those persons similarly situated. No ruling shall be made or act taken which shall be discriminatory under the provisions of the Internal Revenue Code.

(4) The provisions of this Subsection (4) shall apply to any one of the 25 highest paid Employees of the Company on any "Commencement Date" whose anticipated retirement allowance provided under the Plan at normal retirement date exceeds $1,500 per annum. "Commencement Date" shall mean the effective date of any amendment to the Plan which increases the benefits. In the event that during the first 10 years following a "Commencement Date" the Plan is terminated, the amount of the retirement allowance provided under the Plan for any one of the aforesaid Employees shall not be greater than the amount of allowance that can be provided by the largest of the following amounts: (a) $20,000, or (b) 20% of the first $50,000 of the Participant's "Annual Compensation", multiplied by the number of years and fractions thereof since the "Commencement Date" in which the full current costs have been met. As used in this paragraph, "Annual Compensation" means average compensation during the five calendar years (or the Participant's period of employment if less than five years) immediately preceding the date of termination of the Plan or immediately preceding the date of commencement of retirement benefits under the Plan, if earlier. The foregoing conditions shall not restrict the current payment of full retirement benefits called for by the Plan for any Participant or beneficiary who has retired while the Plan is in full effect and its full current costs have been met.

In the event that the present value of Plan assets as of the date of termination of the Plan, calculated utilizing Pension Benefit Guaranty Corporation assumptions as of the date of termination, equals or exceeds the present value of the total Accrued Benefits for all Participants (whether or not nonforfeitable), Subsection (4) shall not be applicable to restrict the Accrued Benefits payable to the twenty-five (25) highest paid Employees.

      This Subsection (4) is included in this Plan to conform to the requirements of Treasury Regulations Section 1.401-4(c) and shall cease to be effective at such time as the provisions of Treasury Regulations Section 1.401-4(c) or any substitute therefor are no longer effective or applicable.

(5) If any company is now or hereafter becomes an Affiliate of the Company, the Board of Directors may include the employees of such Affiliate in the participation in the Plan upon appropriate action by such company necessary to adopt the Plan. In such event, or if any persons become Employees of the Company as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, credit and benefits shall be granted for previous service with such Affiliate, but subject to the continued qualification of the trust for the Plan as tax exempt under the Internal Revenue Code. Any such Affiliate may terminate its participation in the Plan upon appropriate action by it, in which event the funds of the Plan held on account of Participants in the employ of such company not yet retired, after provision in full for all Participants who have retired from the employ of such company, shall be determined by the Committee on the basis of actuarial valuation, and shall be applied as provided in Section 9(1), in the manner there provided if the Plan should be terminated, or shall be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Committee continuing the Plan as a separate Plan for the employees of such company under which the Board of Directors of such company shall succeed to all the powers and duties of the Board of Directors, including the appointment of members of the Committee.

(6) The Plan shall not be merged no consolidated with, nor shall there be a transfer of any of its assets or liabilities to, any other plan, unless each Participant, former Participant or beneficiary shall (if the resulting plan were then terminated) be entitled to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then been terminated).

(7) Upon the Plan's termination or partial termination, the rights of all affected Employees to benefits accrued to the date of such termination or discontinuance, to the extent then funded, shall be nonforfeitable.

(8) Where a Participant or beneficiary is receiving benefits under the Plan, or where a Participant has been separated from service and has nonforfeitable rights to benefits under the Plan, such benefits will not be decreased because of an increase in the benefit levels or wage payments under Title II of the Social Security Act, if such increase takes place after the later of (a) the last day of the Participant's service with Company or (b) September 2, 1974.

(9) Unless otherwise specifically provided herein, the terms of the Plan in effect at the date an Employee's service terminates shall determine his rights and benefits thereafter.

                          SECTION 10 - CLAIM PROCEDURES

                    ========================================

(1) Every claim for benefits under the Plan shall be in writing directed to the Committee or its designee.

(2) Each claim filed shall be passed upon by the Committee within a reasonable time from its receipt. If a claim is denied in whole or in part the claimant shall be given written notice of the denial in language calculated to be understood by the claimant, which notice shall: (i) specify the reason or reasons for the denial; (ii) specify the Plan provisions giving rise to the denial; and (iii) describe any further information or documentation necessary for the claim to be honored and explain why such documentation or information is necessary, and explain the Plan's review procedure.

(3) Upon the written request of any claimant whose claim has been denied in whole or in part, the Committee shall make a full and fair review of the claim and furnish the claimant with a written decision concerning it.

                     SECTION 11 - NON-ALIENATION OF BENEFITS

                    ========================================

(1) No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit, unless the assignment of such benefit or right is pursuant to a "qualified domestic relations order" as defined at
Section 206(d)(3)(B)(i) of ERISA, as amended by the Retirement Equity Act of 1984, and related regulations.

[The following procedures were adopted by the Committee to determine the qualified status of domestic relations orders received by the Plan Administrator.]

            Upon the receipt of any judgment, decree, or order (including approval of a property settlement agreement) which appears to (i) relate to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant in the Plan, and (ii) be made pursuant to a State domestic relations law (including a community property law), the Committee shall take the following steps:

      1. The Committee shall stamp the date of receipt on the face of the order and forward it to the Manager of Benefits or other member of the Committee for review and a recommendation as to its status as a "Qualified Domestic Relations Order" under Section 206(d)(3) of ERISA and Section 414(p) of the Code.

      2. Within five (5) days from the date of receipt of the order, the Committee or its delegate shall send by registered mail to each person specified in the order as entitled to benefits under the Plan (at the address included in the domestic relations order, or, if none is specified, at the last known address) notification of receipt of such judgment, decree or order, along with a copy of the procedures used by the Plan to determine whether the same is a Qualified Domestic Relations Order. The notice shall include a statement that the recipient is entitled to furnish the Committee with comments on whether or not the order is a Qualified Domestic Relations Order and, in the case of an alternate payee, as defined in Section 414(p) of the Code, that he or she is entitled to designate a representative for receipt of copies of any notices that are sent to the alternate payee with respect to a domestic relations order. The Committee or its delegate may confer with all interested parties and seek their cooperation and agreement, if necessary, to have the order modified to comply with the requirements of a Qualified Domestic Relations Order.

      3. Within twenty (20) business days from the date of receipt of order, the Committee shall determine whether such order is a Qualified Domestic Relations Order, and shall send notification by certified mail to the Participant and to each alternate payee of such determination. In making its determination, the Committee shall give appropriate weight to the opinion of its advisors as to whether the order meets the following requirements of ERISA and the Code:

            (a)   It must be in the form of a judgment, decree, or order which
                  (i) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a participant, and (ii) is made pursuant to a State domestic relations law (including community property law).

            (b) It must create or recognize the existence of an alternate payee's right to, or assign to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a participant under a plan.

            (c)   It must clearly specify

                  i. the name and last known mailing address (if any) of the participant and the name and address of each alternate payee covered by the order;

                  ii. the amount or percentage of the participant's benefits to be paid by the plan to each alternate payee, or the manner in which such amount or percentage is to be determined;

                  iii. the number of payments or the period to which the order applies; and

                  iv.   each plan to which the order applies; and

            (d) It may not (i) require the plan to provide any type or form of benefits, or any option, not otherwise provided under the plan, (ii) require the plan to provide increased benefits (determined on the basis of actuarial value), or (iii) require payment of benefits to an alternate payee which are required to be paid to another alternate payee under a previous Qualified Domestic Relations Order.

      4. The Plan will comply with all other applicable provisions of Section 206(d)(3) of ERISA and Section 414(p) of the Code, including without limitation those regarding payment of segregated amounts during the period of determination.

(2) If any person entitled to a benefit under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under the Plan except as specifically provided herein, then such benefit shall, in the discretion of the Committee, cease and determine. In that event the Committee shall hold or apply the same for the benefit of such person, his spouse, children, or other dependents, or any of them in such manner and in such proportion as the Committee may deem proper.

                           SECTION 12 - TOP HEAVY PLAN

                    ========================================

(1) Precedence of Section. Anything in this Plan to the contrary notwithstanding, the provisions of this Section 12 shall supercede and take precedence over any other provisions of the Plan for any Plan Year in which the Plan is determined to be a Top Heavy Plan as determined under Section 12(3).

(2) Definitions. For purposes of determining whether the Plan is a Top Heavy Plan, as determined under Section 12(3) below, for any Plan Year commencing on or after January 1, 1984, the following terms, wherever capitalized, shall have the meanings set forth below:

      (a) Accrued Benefit - "Accrued Benefit" means the benefit accrued by a Participant under Section 5 of the Plan.

      (b) Determination Date - "Determination Date" means the date on which the Plan is tested to determine if it is a Top Heavy Plan, which date shall be the last day of the Plan Year preceding the Plan Year for which the determination is being made.

      (c) Key Employee - "Key Employee" means an Employee who, at any time during the current Plan Year or any of the four (4) preceding Plan Years, is or was:

      (1) Officer - An officer of the Company (but not more than the lesser of:
      (a) fifty (50) Employees, or (b) the greater of three (3) or ten percent of the Employees of the Company shall be considered officers for this purposes) whose annual Compensation is at least $45,000 or such greater amount as may be recognized for increase in the cost of living in accordance with Code Section 416(i)(1)(A)(i), or

      (2) Employee Owner - One (1) of the ten (10) Employees owning the largest interests in the Company provided that his annual Compensation is at least $30,000 or such greater amount as may be recognized for increases in the cost of living in accordance with Code Section 416(i)(1)(A)(ii) (for purposes of this Section 12(2)(c)(2), if two (2) Employees have the same interest in the Company, the Employee with the greater annual Compensation shall be treated as having a larger interest), or

      (3) Five Percent Shareholder - An Employee who is an owner of five percent (5%) or more of the Company, or

      (4) Highly Compensated Shareholder - An Employee who is an owner of one percent (1%) or more of the Company and who has annual Compensation from the Company in excess of $150,000.

      (d) Former Key Employee - "Former Key Employee" means a Participant in the Plan who, at any time during the four (4) preceding Plan Years, was a Key Employee but who is not a Key Employee in the current Plan Year or who terminated his service with the Company in one of the four (4) preceding Plan Years and was not a Key Employee in the Plan Year in which he terminated.

      (e) Non-Key Employee - "Non-Key Employee" means a Participant in the Plan who, at any time during the current Plan Year, is neither a Key Employee nor a Former Key Employee.

      (f) Top Heavy Plan - "Top Heavy Plan" means a Plan which is determined to be a Top Heavy Plan for a Plan Year, as described in Section 12(3).

(3) Determination of Top Heavy Plan Status. With respect to each Plan Year commencing on or after January 1, 1984, a calculation shall be made as of the applicable Determination Date to determine if the Plan is a Top Heavy Plan for such Plan Year. A Plan shall be considered to be a Top Heavy Plan for a Plan Year if the aggregate present value of the Accrued Benefit of Key Employees (excluding Former Key Employees) under the Plan exceeds sixty percent (60%) of the aggregate present value of the Accrued Benefit of all Key Employees (excluding Former Key Employees) and all Non-Key Employees under the Plan, determined as of the Determination Date. In making such determination, the Accrued Benefit of all individuals who were not employed by the Company during the five (5) year period ending on the Determination Date shall be excluded. In determining if the Plan is a Top Heavy Plan, it shall be aggregated with each other plan of the Company and/or a related organization in the required aggregation group as defined at Section 416(g)(2)(A)(i) of the Code and may be aggregated with any other plans of the Company and/or a related organization in the permissive aggregation group as defined at Section 416(g)(2)(A)(ii) of the Code.

[Subsection 12(4), below, is effective only for Plan Years beginning before January 1, 1989.]

(4) Compensation in Top Heavy Plan Year. With respect to any Plan Year for which the Plan is determined to be a Top Heavy Plan, Compensation as defined at
Section 1(10) shall be limited to $200,000, or such amount as adjusted under
Section 416(d)(2) of the Code.

(5) Vesting in Top Heavy Plan Year. With respect to any Plan Year for which the Plan is determined to be a Top Heavy Plan, each Participant's accrued retirement allowance benefit shall vest in accordance with the following vesting schedule, in lieu of the vesting provisions described in Section 4:

            Years of Service                    Vesting Percentage
            ----------------                    ------------------
            Less than 2                                 0%
            2 but less than 3                          20%
            3 but less than 4                          40%
            4 but less than 5                          60%
            5 but less than 6                          80%
            6 or more                                 100%

(6) Minimum Benefit Under Top Heavy Plan. Anything in Section 5 to the contrary notwithstanding, if the Plan is determined to be a Top Heavy Plan for any Plan Year commencing on or after January 1, 1984, in no event shall the annual retirement allowance payable to a Participant in the form and manner and at the time specified in Section 5 be less than: (a) 2.0% of the Participant's average Compensation for the five (5) consecutive year period in which his Compensation from the Company was the highest, multiplied by; (b) the number of Plan Years for which the Plan is determined to be a Top Heavy Plan, but in no event more than ten (10) such Plan Years.

(7) Maximum Limitation Under Top Heavy Plan. With respect to any Plan Year for which the Plan is determined to be a Top Heavy Plan, a 1.0 limitation shall be substituted for the 1.25 limitations at Subsection (8)(c)(1)(b)(i) and
(8)(c)(2)(b)(i) of Section 5.

                             SECTION 13 - AMENDMENTS

                    ========================================

The Board of Directors may, at any time and from time to time, modify or amend in whole or in part any or all of the provisions of the Plan; provided that no such modification or amendment shall make it possible for any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants and their beneficiaries under the Plan prior to the satisfaction of all Plan liabilities to them.

                            SECTION 14 - CONSTRUCTION

                    ========================================

The Plan shall be construed, regulated and administered under the laws of the State of New York and the United States.

                                EXECUTION OF PLAN

                    ========================================

In witness whereof, the Company has caused this restatement of the Tiffany and Company Pension Plan to be executed by its duly authorized officers this 20th day of October, 1989.


                                          TIFFANY AND COMPANY


                                          By: ___________________________
                                                    Chairman


                                          By: ___________________________
                                                    Secretary

                                   APPENDIX I

                    ========================================

The following employees have prior service with a former affiliate of the Company and will be granted full Vesting and Creditable Service.

      Thomas Andruskevich
      Cecelia Arbore
      Lawrence Burns
      Daniel DelVechio
      Michael Eiring
      Rachelle Epstein
      Warren Feld
      James Fernandez
      Joan Freeman
      Michael Kowalski
      Deborah Kramm
      David Robertson
      Mary J. Robertson
      John Schaedel
      Audrey Scotland
      Dale Strohl
      Charles Zacharias